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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 May 30, 2000
               Date of Report (Date of earliest event reported)

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                           VARCO INTERNATIONAL, INC.

            (Exact name of registrant as specified in its charter)

         Delaware                     0-18312                   76-0252850
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

    2835 Holmes Road, Houston, Texas                              77051
(Address of principal executive offices)                        (Zip Code)


                                (713) 799-5100
             (Registrant's telephone number, including area code)

                                Tuboscope Inc.
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2. Acquisition or Disposition of Assets.

        On May 30, 2000, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 22, 2000, by and between Varco International, Inc., a California corporation ("Old Varco"), and Tuboscope Inc., a Delaware corporation ("Tuboscope"), as amended by the First Amendment to Agreement and Plan of Merger dated as of May 24, 2000, Old Varco merged with and into Tuboscope. In connection with the merger, Tuboscope, as the surviving corporation, changed its name to Varco International, Inc. ("New Varco"). In accordance with the Merger Agreement, each outstanding share of Old Varco common stock was converted into .7125 shares of New Varco common stock. The merger was a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and was treated as a pooling-of-interests for financial accounting purposes. The Merger Agreement was filed previously as Exhibit 2.1 to Tuboscope's Current Report on Form 8-K dated March 23, 2000.

        On May 30, 2000, Tuboscope and Old Varco held an Annual Meeting of Stockholders and a Special Meeting of Shareholders, respectively, at which the Tuboscope stockholders and Old Varco shareholders were asked (pursuant to a joint proxy statement/prospectus contained within Tuboscope's Registration Statement on Form S-4, as amended (No. 333-34582), filed with the Securities and Exchange Commission) to consider and vote upon, among other things in the case of Tuboscope, the Merger Agreement. The Tuboscope stockholders and the Varco shareholders approved and adopted the Merger Agreement at their respective meetings. As a result of the merger, Tuboscope stockholders hold approximately 49% of the outstanding shares of New Varco and Old Varco shareholders hold 51%. The Tuboscope stockholders also approved the change in the name of the company to Varco International, Inc.

        On May 30, 2000, New Varco issued a press release announcing that the merger had been closed. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Businesses Acquired.
            -------------------------------------------

            The audited financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 of Old Varco (incorporated by reference from Old Varco's Annual Report on Form 10-K for the year ended December 31, 1999, as amended).

            The unaudited financial statements as of March 31, 2000 and for the three months ended March 31, 2000 (incorporated by reference from Old Varco's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).

        (b) Pro Forma Financial Information.
            -------------------------------

            The following pro forma financial information is attached hereto as
            Exhibit 99.2:

            (i) Introduction to unaudited pro forma condensed combined financial statements.

            (ii) The unaudited pro forma condensed combined balance sheet as of March 31, 2000.

            (iii) The unaudited pro forma condensed combined income statement for the three months ended March 31, 2000 and 1999.

            (iv) The unaudited pro forma condensed combined statement of operations for each of the three years in the period ended December 31, 1999.

            (vi) Notes to unaudited pro forma condensed combined financial statements.

        (c) Exhibits.
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            99.1  Varco International, Inc. press release dated May 30, 2000.

                                       1
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            99.2  Introduction to unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet as of March 31, 2000. The unaudited pro forma condensed combined income statement for the three months ended March 31, 2000 and 1999. The unaudited pro forma condensed combined statement of operations for each of the three years in the period ended December 31, 1999. Notes to unaudited pro forma condensed combined financial statements.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VARCO INTERNATIONAL, INC.


Date:  June 12, 2000                      By:  /s/ JOSEPH C. WINKLER
                                              -----------------------------
                                               Joseph C. Winkler
                                               Executive Vice President and
                                               Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

  Exhibit
  Number                         Exhibit Description
 ---------               -----------------------------------
  99.1             Varco International, Inc. press release dated May 30, 2000.

  99.2 Introduction to unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet as of March 31, 2000. The unaudited pro forma condensed combined income statement for the three months ended March 31, 2000 and 1999. The unaudited pro forma condensed combined statement of operations for each of the three years in the period ended December 31, 1999. Notes to unaudited pro forma condensed combined financial statements.

                                      E-1